CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND

CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND

CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND

CALVERT U.S. MID CAP CORE RESPONSIBLE INDEX FUND
CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND
Supplement to Statement of Additional Information dated February 1, 2017

The following is added under “Non-Principal Investment Policies and Risks”:

Rights and Warrants

Each Fund may invest in rights and warrants.  A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are typically issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless.

May 4, 2017